Quantenna Communications

Second Quarter Fiscal 2018

Financial Commentary **July 30, 2018**

Key Financial Metrics from the Quarter

- Revenue of $53.4 million vs:
  - $47.1 million in Q2'FY17 grew 13% Y/Y
  - $45.1 million in Q1'FY18 grew 18% Q/Q
- GAAP gross margin of 48.4%
- Non-GAAP gross margin of 48.5% vs:
  - 50.6% in Q2'FY17 declined 210bps Y/Y
  - 50.5% in Q1'FY18 declined 200bps Q/Q
- Operating margin in Q2'FY18:
  - 0.5% GAAP
  - 8.6% Non-GAAP
- GAAP diluted EPS $0.03 in Q2'FY18 vs:
  - $0.00 in Q2'FY17
  - ($0.09) in Q1'FY18
- Non-GAAP diluted EPS $0.12 in Q2'FY18 vs:
  - $0.07 in Q2'FY17
  - $0.03 in Q1'FY18
- Operating cash flow of ($2.9) million vs:
  - $7.4 million in Q2'FY017
  - $6.8 million in Q1'2018
- Cash, cash equivalents & marketable securities $120.1 million
- DSO 50 days, down 2 days Q/Q
- Annualized inventory turns 5.1x, up from 4.8x Q/Q

Third Quarter FY 2018 Guidance

- Revenue: $57.0 to $59.0 million
- GAAP gross margin: 48.64% +/- 50bps
- Non-GAAP gross margin: 48.75% +/- 50bps
- GAAP OPEX: $26.0 to $27.0 million
- Non-GAAP OPEX: $22.0 to $23.0 million
- Non-GAAP Tax Exp: Approximately $200,000
- GAAP earnings per share: $0.04 to $0.06
- Non-GAAP earnings per share: $0.14 to $0.16

Key Highlights from the Quarter

- Record revenue of $53.4 million, representing Y/Y growth of 13% over Q2'FY17 and 18% Q/Q growth over Q1'FY18.
- GAAP diluted EPS of $0.03 compares to $0.00 in the Q2'FY17. Second quarter non-GAAP diluted EPS of $0.12 compares to $0.07 in Q2'FY17.
- GAAP operating income declined 15% Y/Y compared to Q2'FY17. Non-GAAP operating income grew 59% compared to the Q2'FY17.
- Record revenue from both our Wave 3 10G and Wave 2 product segments.
- Quantenna's Spartan solutions are now successfully integrated into more than 20 shipping OEM designs targeting turnkey implementation by service providers.
- The latest cable MSO initiated a full volume rollout using our Wave 3 10G technology in their next generation gateway.
- Introduced ViSiON, an innovative cloud-based service for Quantenna enabled devices using advanced analytics to accelerate and improve service provider deployments of best-in-class Wi-Fi devices.
- Announced the new QSR10GU-AX Plus targeting gateways and access points based on the draft IEEE 802.11ax standard that incorporates many unique performance features only offered by Quantenna.

Financial Results Call and Webcast

Our Q2 financial results webcast and call will commence on July 30, 2018 at 1:30 p.m. PT (4:30 p.m. ET). The webcast may be accessed at http://ir.quantenna.com/.

An archive of the webcast will be available for 90 days

Quantenna Communications, Inc.

Revenue Segmentation by WiFi Technology

(in percentage of revenue, unaudited)

Period Ending	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18
802.11n	29%	15%	18%	17%	15%	9%	4%	3%
802.11ac Wave 2	71%	84%	79%	79%	72%	83%	83%	71%
802.11ac Wave 3 (10G)	0%	1%	3%	4%	13%	6%	13%	26%
Total Semi Revenue	**100%**	**100%**	**100%**	**100%**	**100%**	**98%**	**100%**	**100%**
Other	0%	0%	0%	0%	0%	2%	0%	0%
Total Revenue	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

July 30, 2018 Quantenna Q2 2018 Financial Results Page 1 of 4

Quantenna Communications, Inc.

Consolidated Statements of Operations (GAAP)

(in thousands, unaudited)

Period Ending	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18
Revenue	$ 34,105	$ 37,492	$ 37,891	$ 47,085	$ 50,108	$ 41,275	$ 45,117	$ 53,427
COGS	17,247	18,188	19,307	23,314	25,591	19,996	22,352	27,563
Gross Margin	16,858	19,304	18,584	23,771	24,517	21,279	22,765	25,864
GM % of revenue	*49.4%*	*51.5%*	*49.0%*	*50.5%*	*48.9%*	*51.6%*	*50.5%*	*48.4%*
R&D	11,162	13,691	12,633	16,055	15,011	16,048	17,601	17,084
S&M	2,172	2,520	2,914	3,276	3,363	4,487	4,495	3,979
G&A	3,248	2,757	3,389	4,106	3,735	4,069	4,198	4,518
OPEX	16,582	18,968	18,936	23,437	22,109	24,604	26,294	25,581
OPEX % of revenue	48.6%	50.6%	50.0%	49.8%	44.1%	59.6%	58.3%	47.9%
Operating Income (loss)	$ 276	$ 336	$ (352)	$ 334	$ 2,408	$ (3,325)	$ (3,529)	$ 283
OpInc % of revenue	0.8%	0.9%	-0.9%	0.7%	4.8%	-8.1%	-7.8%	0.5%
Interest & Other Income (loss)	(241)	10	3	45	120	237	334	230
Pretax Income (loss)	35	346	(349)	379	2,528	(3,088)	(3,195)	513
Taxes	14	314	535	210	(274)	(35,413)	52	(519)
Tax Rate	40%	91%	-153%	55%	-11%	1147%	-2%	-101%
Net Income (loss)	$ 21	$ 32	$ (884)	$ 169	$ 2,802	$ 32,325	$ (3,247)	$ 1,032

Consolidated Statements of Operations (Non-GAAP)

(in thousands, unaudited)

Period Ending	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18
Revenue	$ 34,105	$ 37,492	$ 37,891	$ 47,085	$ 50,108	$ 41,275	$ 45,117	$ 53,427
COGS	17,238	18,170	19,264	23,272	25,553	19,954	22,318	27,501
Gross Margin	16,867	19,322	18,627	23,813	24,555	21,321	22,799	25,926
GM % of revenue	*49.5%*	*51.5%*	*49.2%*	*50.6%*	*49.0%*	*51.7%*	*50.5%*	*48.5%*
R&D	10,931	13,234	11,428	14,641	13,644	14,418	15,208	14,555
S&M	2,112	2,392	2,561	2,866	2,947	3,704	3,511	3,386
G&A	2,514	2,494	2,886	3,398	2,787	3,089	3,017	3,373
OPEX	15,557	18,120	16,875	20,905	19,378	21,211	21,736	21,314
OPEX % of revenue	45.6%	48.3%	44.5%	44.4%	38.7%	51.4%	48.2%	39.9%
Operating Income	$ 1,310	$ 1,202	$ 1,752	$ 2,908	$ 5,177	$ 110	$ 1,063	$ 4,612
OpInc % of revenue	3.8%	3.2%	4.6%	6.2%	10.3%	0.3%	2.4%	8.6%
Interest & Other Income (loss)	(241)	10	3	45	120	237	334	230
Pretax Income	1,069	1,212	1,755	2,953	5,297	347	1,397	4,842
Taxes	14	314	535	210	(274)	(108)	237	218
Tax Rate	1%	26%	30%	7%	-5%	-31%	17%	5%
Net Income	$ 1,055	$ 898	$ 1,220	$ 2,743	$ 5,571	$ 455	$ 1,160	$ 4,624

GAAP to Non-GAAP Reconciling Items

(in thousands, unaudited)

Period Ending	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18
Stock Based Compensation								
COGS	$ 9	$ 18	$ 43	$ 42	$ 38	$ 42	$ 34	$ 62
R&D	231	457	1,205	1,414	1,367	1,630	2,393	2,529
S&M	60	128	353	410	416	584	984	593
G&A	734	263	503	708	948	980	1,181	1,145
Total	$ 1,034	$ 866	$ 2,104	$ 2,574	$ 2,769	$ 3,236	$ 4,592	$ 4,329
Non-Recurring Items								
S&M						$ 199		
Income Taxes						$ (35,305)	$ 185	$ 737

July 30, 2018 Quantenna Q2 2018 Financial Results Page 2 of 4

Quantenna Communications, Inc.

Condensed Consolidated Balance Sheet

(in thousands, unaudited)

Period Ending	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18
Assets								
Current assets								
Cash, cash equivalents & marketable securities	$ 17,822	$ 117,045	$ 114,401	$ 124,389	$ 126,866	$ 118,627	$ 120,143	$ 120,082
Accounts receivable	17,306	14,480	17,812	17,696	22,820	26,786	26,310	29,700
Inventory	10,268	15,820	13,361	20,985	23,700	12,662	18,420	21,391
Restricted Cash	1,559	-	-	-	-	-	-	-
Prepaid expenses and other current assets	1,842	2,470	3,745	4,332	2,444	2,744	2,949	2,369
Total current assets	48,797	149,815	149,319	167,402	175,830	160,819	167,822	173,542
Deferred tax assets	-	-	-	-	-	35,422	35,602	36,482
Property and equipment, net	3,842	4,742	6,025	6,380	11,215	12,511	12,415	12,838
Intangible and other assets, net	2,443	232	743	769	4,296	3,952	4,215	3,901
Total assets	$ 55,082	$ 154,789	$ 156,087	$ 174,551	$ 191,341	$ 212,704	$ 220,054	$ 226,763
Liabilities, Convertible Preferred Stock, and Stockholders' Equity (Deficit)								
Current liabilities								
Accounts payable	$ 6,804	$ 8,936	$ 4,658	$ 13,401	$ 13,805	$ 3,754	$ 11,833	$ 8,904
Accrued liabilities and other current liabilities	11,144	10,641	15,401	19,147	27,054	21,065	22,394	23,155
Long-term debt, current portion	2,218	2,257	2,288	2,563	2,487	3,943	-	-
Total current liabilities	20,166	21,834	22,347	35,111	43,346	28,762	34,227	32,059
Long-term debt	4,342	3,680	3,539	2,445	1,900	-	-	-
Other long term liabilities	578	527	-	425	3,413	3,339	3,222	3,214
Convertible preferred stock warrant liability	364	-	-	-	-			
Total liabilities	25,450	26,041	25,886	37,981	48,659	32,101	37,449	35,273
Convertible preferred stock	184,704	-	-	-	-	-	-	-
Stockholders' equity (deficit)								
Common stock	-	3	3	3	3	3	3	3
Additional paid-in capital	6,534	290,319	292,710	298,943	302,240	308,023	313,503	321,669
Accumulated deficit	(161,606)	(161,574)	(162,512)	(162,376)	(159,561)	(127,423)	(130,901)	(130,182)
Total stockholders' equity (deficit)	(155,072)	128,748	130,201	136,570	142,682	180,603	182,605	191,490
Total liabilities, conv prfrd stock and stockholders' equity	$ 55,082	$ 154,789	$ 156,087	$ 174,551	$ 191,341	$ 212,704	$ 220,054	$ 226,763

Condensed Consolidated Cash Flows

(in thousands, unaudited)

Period Ending	Q3 2016 Sep 25 '16	Q4 2016 Jan 01 '17	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18
Cash flows from operating activities								
Net income (loss)	$ 21	$ 32	$ (884)	$ 169	$ 2,802	$ 32,325	$ (3,247)	$ 1,032
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities								
Depreciation and amortization	343	398	479	545	542	1,103	1,125	1,138
Stock-based compensation expense	1,034	866	2,104	2,574	2,769	3,236	4,592	4,329
Deferred income taxes	-	-	-	-	-	(35,333)		(733)
Other	174	160	135	62	150	288	(50)	117
Changes in assets and liabilities								
Accounts receivable	3,508	2,826	(3,332)	116	(5,124)	(3,966)	476	(3,390)
Inventory	(2,819)	(5,552)	2,459	(7,624)	(2,715)	11,038	(5,758)	(2,971)
Prepaid expenses and other current assets	(241)	(618)	(1,324)	(574)	1,876	(313)	(205)	580
Other assets	71	(66)	(511)	(27)	(252)	323	58	43
Accounts payable	3,219	4,100	(4,268)	10,236	2,194	(10,354)	8,185	(3,213)
Accrued liabilities	361	(1,539)	4,707	1,890	5,020	(5,912)	1,593	150
Net cash provided by (used in) operating activities	5,671	607	(435)	7,367	7,262	(7,565)	6,769	(2,918)
Cash flows from investing activities								
Purchase of property and equipment	(995)	(1,103)	(1,700)	(746)	(4,515)	(2,009)	(924)	(454)
Purchase of long-term investments & marketable securities	-	-	-	(71,169)	(32,875)	(27,746)	(13,801)	(25,787)
Proceeds from sale and maturities of marketable securities	-	-	-	4,994	10,915	21,215	11,515	24,605
Restricted cash	(59)	1,500	-	-	-	-	-	-
Net cash provided by (used in) investing activities	(1,054)	397	(1,700)	(66,921)	(26,475)	(8,540)	(3,210)	(1,636)
Cash flows from financing activities								
Proceeds from issuance of common stock, net of issuance cost	697	406	194	3,882	477	3,122	1,438	3,874
Proceeds from initial public offering, net of issuance costs	-	97,483	-	-	-	-	-	-
Principal payments on debt	(554)	(551)	(672)	(433)	(651)	(650)	(3,943)	-
Other	(3,881)	881	(31)	(65)	-	(892)	(873)	(360)
Net cash provided by (used in) financing activities	(3,738)	98,219	(509)	3,384	(174)	1,580	(3,378)	3,514
Effect of exchange rate changes on cash & cash equivalents	-	-	-	-	-	113	-	(152)
Net increase (decrease) in cash and cash equivalents	879	99,223	(2,644)	(56,170)	(19,387)	(14,412)	181	(1,192)
Cash and cash equivalents								
Beginning of period	16,943	17,822	117,045	114,401	58,231	38,844	24,432	24,613
End of period	17,822	117,045	114,401	58,231	38,844	24,432	24,613	23,421

**Reclassifications of certain prior period amounts in the condensed consolidated financial statements have been made to conform to the current period presentation.*

July 30, 2018 Quantenna Q2 2018 Financial Results Page 3 of 4

Quantenna Communications, Inc. Non-GAAP Financial Measures In addition to GAAP reporting, Quantenna provides information regarding net income, gross profit, gross margin, and operating expenses on a non-GAAP basis. This non-GAAP information excludes stock-based compensation expense and changes to deferred tax balances. These non-GAAP measures are used by the Company’s management for the purposes of evaluating the underlying operating performance of the Company, establishing internal budgets, comparing performance with internal forecasts and goals, strategic planning, benchmarking against other companies, to provide a more consistent basis of comparison and to enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial tables included in this financial commentary. Forward-Looking Statements This financial commentary contains forward-looking statements based on Quantenna’s current expectations, including statements regarding Quantenna’s preliminary financial results for the second quarter ended July 1, 2018, forecasted financial results for the third quarter of fiscal 2018, expected future business and financial performance, growth opportunities, product technologies and customer relationships. The words "believe," "estimate," "expect," "intend," "anticipate," "plan," "project," "will" and similar phrases as they relate to Quantenna are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Quantenna and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward- looking statements are the following: challenges developing new and leading edge products on a timely basis that achieve market acceptance; the complexity of the products, including integration requirements with components from other third parties that are outside of our control; quarterly fluctuations in revenues and operating results; intense market competition, including competition from other companies that are larger and have greater resources and broader product ecosystem offerings; ability to accurately predict future revenue and expenses; potential cancellation of customer orders; risks that Quantenna may not be able to maintain its historical growth or achieve similar levels of success with respect to new products; ability to attract and retain customers and service providers; dependence on a limited number of products and customers; intellectual property litigation risks; industry consolidation and risks associated with acquisitions, divestitures and strategic partnerships with respect to Quantenna as well as third parties; product liability risks; risks related to international operations, including the uncertainty and potential impact regarding increased tariffs and escalating trade tensions among countries; dependence of our customers on components from other third parties; risks that Quantenna may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; the cyclical nature of the semiconductor industry; potential changes in tax and other laws affecting Quantenna’s business; adjustments to the preliminary financial results reported in this financial commentary and related earnings call announcement and materials for the second quarter of 2018 in connection with completion of the final closing process and procedures and preparation of our Quarterly Report on Form 10-Q; and other factors that are detailed in the Securities and Exchange (“SEC”) filings of Quantenna, which you may obtain for free at the SEC’s website at http://www.sec.gov. Quantenna disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. About Quantenna Communications Quantenna (Nasdaq:QTNA) is the global leader and innovator of high performance Wi-Fi solutions. Founded in 2006, Quantenna has demonstrated its leadership in Wi-Fi technologies with many industry firsts. Quantenna continues to innovate with the mission to perfect consumer’s Wi-Fi experience by establishing benchmarks for speed, range, efficiency and reliability. Quantenna takes a multidimensional approach, from silicon to system and software, to provide total Wi-Fi network solutions. For more information, visit www.quantenna.com. July 30, 2018 Quantenna Q2 2018 Financial Results Page 4 of 4